UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2003

Commission File number 000-30654

APROPOS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Illinois	36-3644751
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Tower Lane, 28th Floor Oakbrook Terrace, Illinois 60181
(Address of principal executive offices, including zip code)

(630) 472-9600
(Registrant’s telephone number, including area code)

Item 7.             Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.                                      Description

99.1                                                                           Press Release issued by Apropos Technology, Inc. dated April 22, 2003

99.2                                                                           Transcript of conference call held on April 22, 2003

Item 9.             Regulation FD Disclosure (information required by Item 12 of Form 8-K is being furnished under this Item 9 pursuant to SEC interim filing guidance dated March 27, 2003).

On April 22, 2003, the Registrant issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003.  In conjunction with that press release, the Registrant conducted a conference call on April 22, 2003 to discuss those results with investors and financial analysts.   A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.  A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and is incorporate herein by reference in its entirety.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Form 8-K may only be incorporated by reference in another filing under the Securities Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 24, 2003.

Apropos Technology, Inc.

/s/FRANCIS J. LEONARD
Francis J. Leonard
Chief Financial Officer and Vice President
(Principal Financial Officer and Authorized Officer)

Exhibit Index

Exhibit No.                                       Description

99.1                                                                            Press Release issued by Apropos Technology, Inc. dated April 22, 2003

99.2                                                                            Transcript of conference call held on April 22, 2003